                                                                   EXHIBIT 23.10


                         [HOGAN & SLOVACEK LETTERHEAD]






                          INDEPENDENT AUDITOR'S CONSENT






         We consent to the use of our report dated July 17, 1998, with respect to the financial statements of Summit Environmental Corporation, Inc. included in two Registration Statements (Amendment No. 1 to Form SB-2 and Amendment No. 1 to Form S-4) of Summit Environmental Corporation, Inc.



                                              /S/ HOGAN & SLOVACEK




Oklahoma City, Oklahoma
July 23, 1998




                                                                   Exhibit 23.10
                                                                Page 1 of 1 Page